For Immediate Release

ENCORE ANNOUNCES RESTATEMENT OF FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2003

Vancouver, British Columbia, May 12, 2005 – Encore Clean Energy, Inc. (OTCBB: ECLN) (“Encore”). Encore announced today that on April 19, 2005, its Board of Directors concluded, in consultation with the Encore’s independent accountant, that Encore’s audited financial statements for the 2003 fiscal year should no longer be relied upon due to errors contained in those financial statements and that those financial statements should be restated. These errors were related to a failure to account for a consulting contract that became effective in the fourth quarter of the Encore’s 2003 fiscal year. After concluding that its audited financial statements for the 2003 fiscal year should be restated, Encore needed to determine, in consultation with its independent accountants and legal advisors, whether additional financial statements should be restated, the exact nature of what those restatements should be and how to proceed. On May 11, 2005, Encore reached a final determination that the following financial statements should be restated as set out below:

(a)	Consolidated audited financial statements for the year ended December 31, 2003 included in Encore’s Form 10-KSB filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2004.

The restatement of these financial statements has resulted in an increase in Encore’s notes payable as reported in its Consolidated Balance Sheet at December 31, 2003 in the amount of $140,000 and a corresponding increase in consulting expenses as reported in its Consolidated Statement of Operations for the year ended December 31, 2003 of the same amount. Total stockholders’ deficit was restated from $(528,358) to $(668,358) and net loss was restated from $(773,163) to $(913,163). Net loss per common share, basic and diluted was restated from $(0.22) to $(0.26).

(b)	Consolidated unaudited financial statements for the interim period ended March 31, 2004 included in Encore’s Form 10-QSB filed with the SEC on June 17, 2004.

The restatement of these financial statements has resulted in an increase in Encore’s notes payable as reported in its Consolidated Balance Sheet at March 31, 2004 in the amount of $60,000 and a corresponding increase in consulting expenses as reported in its Consolidated Statement of Operations for the period ended March 31, 2004 of the same amount. Total stockholders’ deficit was restated from $(465,183) to $(665,183) and net loss was restated from $(248,586) to $(308,586). Net loss per common share, basic and diluted was restated from $(0.00) to $(0.02).

(c)	Consolidated unaudited financial statements for the interim period ended June 30, 2004 included in Encore’s Form 10-QSB filed with the SEC on August 13, 2004.

The restatement of these financial statements has resulted in an increase in Encore’s notes payable as reported in its Consolidated Balance Sheet at June 30, 2004 in the amount of $120,000 and a corresponding increase in consulting expenses as reported in its Consolidated Statement of Operations for the period ended June 30, 2004 of the same amount. Total stockholders’ deficit was restated from $(650,104) to $(910,104) and net loss was restated from $(450,026) to $(570,026). Net loss per common share, basic and diluted did not change.

(d)	Consolidated unaudited financial statements for the interim period ended September 30, 2004 included in Encore’s Form 10-QSB filed with the SEC on November 24 2004.

The restatement of these financial statements has resulted in an increase in Encore’s notes payable as reported in its Consolidated Balance Sheet at September 30, 2004 in the amount of

$180,000 and a corresponding increase in consulting expenses as reported in its Consolidated Statement of Operations for the period ended September 30, 2004 of the same amount. Total stockholders’ deficit was restated from $(877,731) to $(1,197,731) and net loss was restated from $(641,698) to $(821,698). Net loss per common share, basic and diluted was restated from $(0.05) to $(0.06) .

Encore will file with the SEC a report on Form 8-K attaching the restated financial statements.

For additional information please contact:

Dan Hunter, CEO
Encore Clean Energy, Inc.
Suite 610, 375 Water Street
Vancouver, BC Canada
V6B 5C6
Tel: (604) 691-6518